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                                                                    EXHIBIT 10.3

                           MEADE REDEMPTION AGREEMENT


                  THIS MEADE REDEMPTION AGREEMENT (this "Agreement") is entered into as of this 23rd day of April, 1996, by and among John C. Diebel, as Trustee of the Diebel Living Trust, Steven G. Murdock , as Trustee of the Murdock 1986 Trust, Ron Ezra, an individual, Joseph A. Gordon, Jr., an individual, (collectively, the "Founders") and Meade Instruments Corp., a California corporation (the "Company").


                                BACKGROUND FACTS

                  The Company desires to purchase from the Founders 71,361 shares of the Company's Series A Common Stock (the "Shares"), and the Founders desire to sell the Shares to the Company, on the terms and conditions set forth in this Agreement.


                                    AGREEMENT

                  In consideration of the foregoing and the representations, warranties and covenants set forth in this Agreement, the parties agree as follows:


                                    ARTICLE I

                                PURCHASE AND SALE

                  1.1 Purchase and Sale of Shares. Subject to the terms and conditions set forth in this Agreement, each of the Founders hereby sells, transfers and delivers to the Company the number of shares of Series A Common Stock as is set forth on Exhibit A opposite such Founder's name under the heading "Number of Shares," and the Company hereby purchases, acquires and accepts such shares from such Founder, for the purchase price as is set forth on Exhibit A opposite such Founder's name under the heading "Purchase Price."

                  1.2 Delivery by the Founders. Concurrently with the execution and delivery of this Agreement by each of the Founders, each Founder hereby delivers to the Company a certificate representing the number of the Shares sold by such Founder as provided on the attached Exhibit A, which certificates shall be either duly endorsed in blank or accompanied by stock powers duly executed in blank.

                  1.3 Delivery by the Company. Concurrently with the execution and delivery of this Agreement by the Company, it hereby delivers to each of the Founders the amount of their respective Purchase Price as provided on Exhibit A.
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                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND CONSENT OF
                                   THE COMPANY

                  The Company hereby represents and warrants to the Founders as follows:

                  2.1 Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and the Company has full corporate power and authority, corporate or otherwise, to execute and deliver this Agreement and to perform its obligations under and to consummate the transactions contemplated by the Agreement, and all corporate action of the Company necessary for such execution, delivery and performance has been duly and validly taken and remains in full force and effect. This Agreement has been duly and validly executed and delivered by the Company.

                  2.2 Binding Obligation. This Agreement constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms against the Company, except that (i) such enforcement may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium, or other laws of general application to or affecting the enforcement of creditors, rights from time to time in effect; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

                  2.3 No Violation. The consummation of the transactions contemplated by this Agreement and fulfillment of the terms hereof will not breach any of the terms and provisions of, or constitute a default by the Company under, any agreement or instrument to which it is a party or by which it is bound, or any statute, ruling, decree, judgment, order or regulation of any governmental authority having jurisdiction over the Company or its property; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated hereby.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE FOUNDERS

                  Each of the Founders represents and warrants to the Company as follows:


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                  3.1 Title to Shares. Such Founder is the owner of his or its respective number of Shares as set forth on Exhibit A opposite such Founder's name under the heading "Number of Shares." No other person or entity has any right, title, or interest, beneficially or of record, in or to such Shares owned by such Founder, and such Shares are free and clear of any claims, liens, encumbrances, security agreements, equities, options, charges, restrictions, or other adverse interests, and can be delivered and surrendered to the Company pursuant hereto without obtaining the consent or approval of any other person or governmental authority. Upon the transfer and delivery of such Shares to the Company in accordance with this Agreement, the Company will become the owner and holder of all of such Shares free and clear of all liens, encumbrances, pledges, claims, charges, restrictions, and other adverse interest (to the extent that such Shares do not revert to unissued shares of the authorized capital of the Company pursuant to this Agreement).

                  3.2 Authority. Such Founder has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under and to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by such Founder.

                  3.3 Binding Obligation. This Agreement constitutes the legal, valid, and binding obligation of such Founder enforceable in accordance with its terms, except that (i) such enforcement may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium, or other laws of general application to or affecting the enforcement of creditors, rights from time to time in effect; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

                                   ARTICLE IV

                               GENERAL PROVISIONS

                  4.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

                  4.2 Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California.

                  4.3 Entire Agreement. This Agreement and the Exhibit hereto contain all of the agreements between the parties with


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respect to the matters contained herein and supersede all prior written or oral and all contemporaneous oral agreements or understandings between the parties pertaining to any such matters. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties to this Agreement or their respective successors in interest and expressly stating that it is an amendment of this Agreement.

                  4.4 Third Party Rights. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

                  4.5 Exhibit. The Exhibit referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by this reference.

                  4.6 Further Assurances. The parties agree to do such further acts and things and to execute and deliver such additional agreements and instruments as the other may reasonably require to consummate, evidence or confirm the agreements contained herein in the manner contemplated hereby.

                  4.7 Assignment. This Agreement and the rights, duties, and obligations hereunder may not be assigned by any party without the prior written consent of the other parties, and any attempted assignment is void.

                  4.8 Successors and Assigns. Subject to Section 4.7 hereof, this Agreement shall be binding upon each of the parties to it and their respective permitted successors and assigns.

                  4.9 Severability. In the event any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

                  4.10 Costs and Expenses. Each Party shall pay the costs and expenses incurred by it in connection with the entering into and the completion of this Agreement.


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                  The parties hereto have executed this Agreement as of the day and year first above written.

                                      "THE COMPANY"

                                      MEADE INSTRUMENTS CORP., a
                                      California corporation


                                      By: /s/ STEVEN MURDOCK
                                          -------------------------------------



                                      "FOUNDERS"



                                      /s/ JOHN DIEBEL
                                      -----------------------------------------
                                      John Diebel, as Trustee of the
                                      Diebel Living Trust



                                      /s/ STEVEN MURDOCK
                                      -----------------------------------------
                                      Steven Murdock, as Trustee of the
                                      Murdock 1986 Trust



                                      /s/ RON EZRA
                                      -----------------------------------------
                                      Ron Ezra


                                      /s/ JOSEPH A. GORDON, JR.
                                      -----------------------------------------
                                      Joseph A. Gordon, Jr.



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                                    EXHIBIT A


                     SCHEDULE OF SHARES AND PURCHASE PRICES


      NAME           PURCHASE PRICE  NUMBER OF SHARES
      ----           --------------  ----------------
Diebel Living Trust    $127,449.10        36,394

Murdock 1986 Trust      $76,249.32        21,765

Ron Ezra                $29,501.29         8,421

Joseph Gordon           $16,749.28         4,781
-------------------  --------------  ----------------

TOTAL                  $249,998.99        71,361
                     ==============  ================



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